UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: October 31, 2006
                        --------------------------------
                        (Date of earliest event reported)


                              POTLATCH CORPORATION


          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                  001-32729              82-0156045
           --------                  ---------              ----------
 (State or Other Jurisdiction       (Commission          (I.R.S. Employer
      of Incorporation)             File Number)      Identification Number)


           601 W. Riverside Avenue, Suite 1100, Spokane WA           99201
           -----------------------------------------------           -----
              (Address of principal executive offices)             (Zip Code)

                                  509-835-1500
                                  ------------
                         (Registrant's telephone number,
                              Including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

     On October 31, 2006, Potlatch Corporation announced its results of operations and financial condition for the quarter ended September 30, 2006. The press release containing this announcement is furnished as Exhibit 99.1 hereto.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.



Item 9.01.   Financial Statements and Exhibits

   (a)   Financial Statements of Businesses Acquired.

         Not applicable.


   (b)   Pro Forma Financial Information.

         Not applicable.


   (c)   Shell Company Transactions.

         Not applicable.


   (d)   Exhibits.

         99.1 Press release issued by Potlatch Corporation, dated October 31, 2006.

                     POTLATCH REPORTS THIRD QUARTER RESULTS
                     --------------------------------------

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 31, 2006



POTLATCH CORPORATION


By:  /s/ Pamela A. Mull
     -------------------------------------------------------
     Pamela A. Mull
     Vice President, General Counsel and Corporate Secretary

                                  EXHIBIT INDEX


Exhibit        Description
-------        -----------

99.1           Press release issued by Potlatch Corporation, dated October 31,
               2006.